UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): June 10, 2025
Klaviyo, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-41806 (Commission File Number)	46-0989964 (IRS Employer Identification Number)
125 Summer Street, 6th Floor, Boston, MA		02110
(Address of Principal Executive Offices)		(Zip Code)

(617) 213-1788
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock, par value $0.001 per share	KVYO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Klaviyo, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”) virtually via live audio webcast. The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2025:

Proposal One: Election of Directors

The Company’s stockholders elected each of Ed Hallen, Michael Medici, and Roxanne Oulman to serve as a Class II director of the Company’s board of directors, each to hold office until the Company’s annual meeting of stockholders in 2028 and until their successor is duly elected and qualified, or until their earlier death, resignation, or removal. The results of such vote were as follows:

Nominee	For	Withhold	Broker Non-Votes
Ed Hallen	1,591,868,226	10,646,822	23,341,454
Michael Medici	1,592,232,251	10,282,797	23,341,454
Roxanne Oulman	1,592,455,979	10,059,069	23,341,454

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were as follows:

For	Against	Abstain
1,624,333,212	361,537	1,161,753

Proposal Three: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
1,599,277,204	3,168,120	69,724	23,341,454

Proposal Four: Approval, on a Non-Binding Advisory Basis, of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, “1 year” as the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers. The results of such vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,602,091,112	79,354	291,634	52,948	23,341,454

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of June, 2025.

KLAVIYO, INC.

By:	/s/ Amanda Whalen
Name:	Amanda Whalen
Title:	Chief Financial Officer